UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

NOVEMBER 30, 2005
Date of Report (Date of earliest event reported)

AMG OIL LTD.
(Exact name of registrant as specified in its charter)

NEVADA	000-30087	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

1407 – 1050 Burrard Street
Vancouver, BC Canada	V6Z 2S3
(Address of principal executive offices)	(Zip Code)

(604) 682-6496
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or the future financial performance of AMG Oil Ltd (herein the “Company” or the Registrant”). In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors", that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

Pursuant to an agreement made November 16, 2005 Robert Pollock, Businessman, of Toronto, Ontario (see below) acquired control of the Registrant through the purchase of 8,600,000 common shares of AMG Oil Ltd. (the “Registrant”) at a price of $0.01 per share. The purchase and sale of these shares for $86,000 was completed on November 29, 2005 and these shares represent 51.9% of the outstanding shares of the Registrant. The seller of these shares was the previous parent company, Trans-Orient Petroleum Ltd., which sold 7,305,500 million of these shares and one other seller of 1,294,500 shares. Trans-Orient is a corporation registered under the 1934 Securities Act and is controlled by Mr. Peter C. Loretto, its President, who is a businessman residing in Vancouver, British Columbia, Canada.

Trans-Orient sold its controlling shares in the Registrant because they represented an investment in a superfluous inactive affiliate. Mr. Pollock purchased the 8,600,000 shares with personal funds and has advised that he has acquired control of the Registrant with a view to endeavoring to reactivating its oil and gas exploration although there can be no assurance he will be successful at doing so. At this time AMG has not committed to any financing or property acquisition transactions although it is currently seeking capital and prospects.

By agreement with Mr. Pollock, the current directors of the Registrant have agreed to resign from the Board of the Registrant on request of Mr. Polllock but may resign of their own volition at any time.

OTHER INFORMATION REQUIRED BY FORM 10-SB – Part I

Item 1 Description of the Business of AMG

History

The Registrant was previously engaged in the acquisition and, formerly, exploration of resource properties. The Registrant was incorporated on February 20, 1997 under the name "Trans New Zealand Oil Company" by filing its Articles of Incorporation with the Secretary of State of Nevada. The Registrant changed its name to AMG Oil Ltd. on July 27, 1998. The Registrant's fiscal year end is September 30.

The Registrant has been inactive for approximately the last two years and may be considered a “shell” company because it has no material assets or operations. The Registrant's administration is effected through its corporate office located at #1407-1050 Burrard Street, Vancouver, British Columbia, Canada V6Z 2S3. In previous years, the Company conducted its oil and gas exploration activities in New Zealand but withdrew from the permit and assigned its interest to the other participants in the permit during the 2003 fiscal year.

During the 2004 and 2003 fiscal years the Registrant did not issue any securities. During the 2003 fiscal year, the Registrant repurchased, for cancellation and return to treasury, 3,000,000 of the Company's common shares for $0.01 per share.

The Registrant is a Vancouver, British Columbia, Canadian based company which was from 1999 to 2003 modestly active in seeking suitable oil and gas properties for exploration and development. The Registrant has been inactive since 2003.

The Registrant does not receive any revenue from its discontinued oil & gas operations in New Zealand and has no significant assets, tangible or intangible. The Registrant has no history of earnings and there is no assurance that the business of the Registrant will be profitable. As at the end of the Registrant's fiscal quarter dated June 30, 2005, the Registrant has an accumulated deficit and the Registrant is expected to continue incurring operating losses and accumulating deficits for the foreseeable future. The Registrant has no significant future obligations.

Insurance

Currently, we do not have any insurance coverage.

Employees and Consultants

The Registrant has no employees, with the exception of our Corporate Officer, Mr. Michael Hart, and has not retained the services of any consultants.

None of the Registrant's executive officers have employment agreements with the Registrant in light of its inactive status.

The Registrant receives corporate services from DLJ Management Corp., a subsidiary of Trans-Orient Petroleum Corp, based on an oral agreement. The services consist of shareholder relations and communications, administrative and accounting support. DLJ Management Corp, until January 31, 2005,. billed monthly for its services on a cost recovery basis, billing the Registrant and other associated companies for costs already incurred with no mark-up or other such charges, for items such as labor and rent, office costs, and employee benefits. As a result of the lack of capital of the Registrant, these services were provided by DLJ at no cost from February 1, 2005 to date. These services are not expected to continue for any significant period after the change of control.

Risk Factors Applicable to the Business

1. The Registrant may be unable to continue as a going concern. The Registrant's auditors have expressed considerable doubt as to the Registrant's ability to continue as a going concern. The Registrant will be unable to continue as a going concern if it is unable to earn sufficient revenues from its operations or to raise additional capital through debt or equity financings to meet our working capital and joint venture capital contribution obligations. At September 30, 2005, we had no working capital, which is not sufficient for the Registrant to maintain its operations. Currently, the Registrant's management has determined that if the Registrant does not raise the capital required to complete an acquisition of an oil and gas interest and maintain its monthly overhead that allows the Registrant to continue operating, it will be unable to continue as a going concern and you may lose your entire investment.

2. The Registrant has no material assets or liabilities and it incurred a net loss of $12,259 for the nine-month period ending June 30, 2005 and has no revenues to date. The Company’s future is dependent upon its ability to obtain financing and upon acquiring resource assets for exploration. These factors raise substantial doubt that the Company will be able to continue as a going concern. We currently do not have any arrangements for financing and we can provide no assurance to investors that we will be able to obtain financing when required. We have historically incurred losses and these losses are expected to continue in the future. We have never been profitable. At September 30, 2004, we had an accumulated deficit of $2,806,964. In order to become profitable, we will need to generate significant revenues through an acquisition of an oil and gas interest that leads to a commercial discovery of hydrocarbons to offset our cost of revenues and general and administrative expenses. We may not achieve or sustain our revenue or profit objectives and our losses may increase in the future.

3. Our operating results are difficult to predict and may fluctuate significantly from quarter to quarter due to a number of factors, many of which are outside our control. These factors include, but are not limited to:

*	the Company currently does not own any interest in any oil or gas properties;

*	the Company's plan of operations is to attempt to acquire an interest in an oil and gas property;

*	the Company will compete with other companies engaged in the oil and gas industries for properties of merit, which competitors will have greater financial resources than the Company ;

*

the Company anticipates that its ability to acquire an interest in an oil and gas property will be contingent upon raising sufficient financing to enable the Company to acquire the interest and if the Company is successful in acquiring the interest the Company will likely need additional financing to carry out the necessary exploration work;

*	inability to find a suitable oil and gas property;

*	inability to raise the working capital to maintain the Registrants operations;

*	inability to raise the working capital necessary to acquire a suitable oil and gas interest and to maintain the work requirements after acquisition;

*	inability to discover hydrocarbons that are commercially viable;

*	general economic and political conditions.

4. An evaluation of our business is difficult because we are in the start-up phase of our current business after discontinuing our oil and gas operations in New Zealand we face a number of risks encountered by companies in our sector, including:

*	our need to find a suitable oil and gas interest ;

*	our need to raise working capital to maintain the Registrants operations and to have sufficient capital to acquire a suitable oil and gas interest;

*	our need to discover hydrocarbons that are commercially viable;

*	our need to manage growing operations;

5. If we do not attain revenue from the sale of hydrocarbons, our business will not be successful. Our success depends on our ability to attain revenue from the sale of hydrocarbons and we currently do not have an oil and gas interest.

6. We have limited resources.

7. One stockholder owns a majority of our stock and may act, or prevent certain types of corporate actions, which may be or may seem to be adverse to other minority stockholders.

8. The market for our common stock is limited. There is currently only a limited trading market for our common stock. Our common stock trades on the OTC Bulletin Board under the symbol "AMGO" which is a limited market in comparison to the NASDAQ National Market, the American Stock Exchange and other national securities exchanges.

9. Penny stock rules limit the liquidity of our common stock. Our common stock may now and in the future be subject to the penny stock rules under the Securities Exchange Act of 1934, as amended (referred to herein as the Exchange Act). These rules regulate broker-dealer practices for transactions in "penny stocks." Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require broker-dealers to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction, the broker and/or dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These additional penny stock disclosure requirements are burdensome and may reduce the trading activity in the market for our common stock. As long as the common stock is subject to the penny stock rules, holders of our common stock may find it more difficult to sell their securities.

10. We have never paid cash dividends on our common stock. We have never paid dividends on our common stock and do not presently intend to pay cash dividends on our common stock. Any future decisions as to the payment of dividends will be at the discretion of our Board of Directors, subject to applicable law.

11. An investment in our company may be diluted. We may issue a substantial number of shares of our common stock without investor approval and we may consolidate the current common stock outstanding. Any such issuance or consolidation of our securities in the future could reduce an investor's ownership percentage and voting rights in our company and further dilute the value of your investment.

Item 2 Management’s Discussion and Analysis or Plan of Operation

The Registrant has no assets and hence has no current plan of operations. It is currently seeking financing and hydrocarbon prospects of merit.

Item 3 Description of Property

The Registrant does not have any material assets or liabilities.

Item 4 Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of November 28, 2005 by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of the Company’s voting securities, (ii) each of the Company’s directors and each of its named executive officers and each proposed director of the Company, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

		Amount and
	Name and address of	Nature of	Percentage of
Title of Class	Beneficial Owner	Beneficial	Common Stock (1)
		Ownership

Common	Robert Pollock	8,600,000	(51.8%)
	94 Garfield Avenue
	Toronto, Ontario
	Canada M4T 1G1

Amount and
	Name and address of	Nature of	Percentage of
Title of Class	Beneficial Owner	Beneficial	Common Stock (1)
Ownership
Common	Michael Hart	nil	nil
3331 Beach Avenue
Roberts Creek, British
Columbia
Canada, V0N 2W0

Common	Trans-Orient Petroleum	894,500	5.39
1407 – 1050 Burrard
Street
Vancouver, British
Columbia
V6Z 2S3

(1) Direct and beneficial.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on September 30, 2005. As of June 30, 2005 and November 27, 2005, there were 16,600,000 shares of our Common Stock issued and outstanding.

Item 5 Directors, Executive Officers and Control Persons

The following tables set forth information regarding the Company’s current executive officers and directors:

Name	Position with the Company	Date First Elected or Appointed
Michael Hart	Director, President, Secretary (Principal Executive Officer and Principal Financial Officer)	1999
Doug Lynes	Director	2005
Dan Brown	Director	2005

Each of the three current directors has committed in writing to Mr. Pollock that such director will resign from his position with the Company upon the request of Mr. Pollock. It is expected that in the ordinary course Mr. Pollock will seek to replace the Board members with his own nominees.

Item 6 Executive Compensation

The Registrant does not pay any executive compensation.

Item 7 Certain Relationships and Related Transactions

The Registrant has been involved in no material related party transactions in the previous three fiscal years. See also disclosure in 10KSB/A for year ended September 30, 2004, filed July 21, 2005.

Item 8 Description of Securities

The Company has one class of authorized share capital namely shares with $0.0001 par value. Each share is entitled to one vote on matters affecting shareholders including the right to elect directors. All shares rank equally as to entitlement to distribution of residual assets on wind-up.

PART II

Item 1 Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

See 10KSB/A for year ended September 30, 2004, filed July 21, 2005.

Item 2 Legal Proceedings

N/A

Item 3 Changes in and Disagreements with Accountants

N/A

Item 4 Recent Sales of Unregistered Securities

N/A

Item 5 Indemnification of Directors and Officers

The Registrant provides no indemnification of directors and officers beyond what is ordinary in corporate by-laws nor does it provide any insurance for directors and officers.

PART F/S

The Change of control transaction does not affect the Registrant’s financial position and no additional or updated financial statements are being filed herewith.

PART III

Item 1 Index to Exhibits

Exhibit	Description of Exhibit

10.1	Agreement of Purchase and Sale of Stock dated November 16, 2005 and which completed November 29, 2005, between Robert Pollock, as purchaser of 8.6 million shares and Trans-Orient Petroleum Ltd. as seller and agent for one other seller.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMG OIL LTD.

DATE: NOVEMBER 30, 2005	By: /s/ Michael Hart
MICHAEL HART

Michael Hart, Principal Executive Officer and
Principal Financial Officer